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EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Marine Petroleum Trust (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-K for the period ended June 30, 2003 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-K.

/s/ R. RAY BELL
----------------------------
R. Ray Bell
Principal Accounting Officer

Dated: September 26, 2003

The foregoing certification is being furnished as an exhibit to the Form 10-K pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-K.

A signed original of this written statement required by Section 906 has been provided to Marine Petroleum Trust and will be retained by Marine Petroleum Trust and furnished to the Securities and Exchange Commission or its staff upon request.